UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

 (Date of earliest event reported)

November 3, 2014

DigiPath, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

000-54239	27-3601979
(Commission File Number)	(IRS Employer Identification No.)

6450 Cameron St Suite 113
Las Vegas, NV 89118

(Address of Principal Executive Offices and zip code)

(702) 527-2060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Provisional Approval For Marijuana Establishment Registration

On November 3, 2014, DigiPath Labs, Inc., our wholly-owned subsidiary, received notification from the Division of Public and Behavioral Health of the State of Nevada, or the Division, of its intent to approve our application for the operation of a medical marijuana establishment located at 6450 Cameron Street, Suite 113 in Clark County, Nevada. According to the letter, final approval will occur when we have provided the following items to the Division:

●	Documentation issued by the local jurisdiction to us authorizing occupancy of the building as a medical marijuana establishment;

●	Documentation regarding successful inspections issued from fire, building, health and air quality;

●	Documentation of successful pre-opening inspection findings done by the Division;

●	Complete and verified agent card information for all owners, officers, board members and employees of the medical marijuana establishment;

●	Confirmation that a state business license has been acquired;

●	Confirmation that the local business licensing and zoning permits have been acquired; and

●	Confirmation of payment of all applicable fees for the issuance of a medical marijuana registration certificate.

Upon satisfaction of all of the foregoing conditions, we will receive a certificate to operate as a medical marijuana establishment.

The foregoing description of the letter from the Division is qualified in its entirety by reference thereto, which is filed as Exhibit 99.1 to this Current Report, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
99.1	Letter dated November 3, 2014, from the Department of Health and Human Services, Division of Public and Behavioral Health of the State of Nevada.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by DigiPath pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigiPath, Inc.

Date:	November 18, 2014

By:	/s/ David J. Williams
David J. Williams
Chief Financial Officer